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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                   PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): May 2, 2001 (April 30, 2001)


                              WESTECH CAPITAL CORP.
             (Exact name of Registrant as specified in its Charter)


            DELAWARE                      33-37534-NY                    13-3577716
            --------                      -----------                    ----------
   (State or other jurisdiction     (Commission file number)   (I.R.S. Employer Identification
of incorporation or organization)                                          Number)


    2700 Via Fortuna, Suite 400,
          Austin, Texas                                                     78746
    ----------------------------                                            -----
(Address of principal executive offices)                                  (Zip Code)


       Registrant's telephone number, including area code: (512) 306-8222


                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         At a Special Meeting of the Shareholders of Westech Capital Corp., a
New York corporation ("Westech New York"), held on October 3, 2000, the shareholders, among other things, approved a proposal to effect a change in the state of incorporation of Westech New York from New York to Delaware (the
"Reincorporation") pursuant to an Agreement and Plan of Merger, by which Westech
New York would merge with and into its wholly-owned subsidiary, Westech Capital
Corp., a Delaware corporation ("Westech Delaware"). On April 30, 2001, a
Certificate of Merger was filed with the Secretary of State of the State of New
York and a Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware to effect the Reincorporation. The
Reincorporation changed the legal domicile of Westech New York from New York to Delaware, but did not result in a change in the principal offices, business, management, assets or liabilities of Westech New York. By operation of law, Westech Delaware succeeded to all the assets and assumed all of the liabilities of Westech New York. Westech Delaware succeeded to Westech New York's reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1* Agreement and Plan of Merger, dated as of April 30, 2001, by and between Westech Capital Corp., a New York corporation, and Westech Capital Corp., a Delaware corporation.

         4.1*     Certificate of Incorporation of Westech Capital Corp.

         4.2*     Bylaws of Westech Capital Corp.

         * Filed herewith.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2001                                WESTECH CAPITAL CORP.


                                           By: /s/ Charles H. Mayer
                                              ----------------------------------
                                              Charles H. Mayer
                                              President



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                              WESTECH CAPITAL CORP.
                                INDEX TO EXHIBITS


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

       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------

         2.1* Agreement and Plan of Merger, dated as of April 30, 2001, by and between Westech Capital Corp., a New York corporation, and Westech Capital Corp., a Delaware corporation.

         4.1*     Certificate of Incorporation of Westech Capital Corp.

         4.2*     Bylaws of Westech Capital Corp.



        * Filed herewith.